CERTIFICATION PURSUANT TO

SECTION 302-2 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Altus Explorations Inc. (the "Company") on Form 10-KSB/A for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mihcael Twyman, Chief Executive Officer of the Company, certify, pursuant to s. 302-2 of the Sarbanes-Oxley Act of 2002, that:

  I have reviewed the Report;
  based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;
  based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Report;
  I and the other certifying officer:
    are responsible for establishing and maintaining disclosure controls and procedures for the Company;
    have designed such disclosure controls and procedures to ensure that material information is made known to us, particularly during the period in which the periodic Report is being prepared;
    have evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 90 days prior to the filing date of the Report; and
    have presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation as of that date;
  I and the other certifying officer have disclosed to the Company's auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function):
    all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and Report financial data and have identified for the Company's auditors any material weaknesses in internal controls;
    any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and
  I and the other certifying officer have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Michael Twyman

___________________________

Michael Twyman

Chief Executive Officer

March 31, 2003